Jurika & Voyles

                               Semi-Annual Report



                                  Jurika & Voyles Fund Group
                                  Mini-Cap Fund
                                  Value+Growth Fund
                                  Balanced Fund


                                December 31, 1997

                                Table of Contents


Letter to Shareholders ....................................................    1

Performance

   Mini-Cap Fund ..........................................................    2

   Value+Growth Fund ......................................................    6

   Balanced Fund ..........................................................    9

Schedules of Investments ..................................................   12

Statements of Assets and Liabilities ......................................   30

Statements of Operations ..................................................   31

Statements of Changes in Net Assets .......................................   32

Financial Highlights ......................................................   35

Notes to Financial Statements .............................................   39


                      DIRECTORY OF FUNDS' SERVICE PROVIDERS

Investment Adviser
Jurika & Voyles, L.P., 1999 Harrison Street, Suite 700, Oakland, CA 94612

Distributor
First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261-E, Phoenix, AZ 85018

Administrator
Investment Company Administration Corp., 2025 E. Financial Way, Suite 101, Glendora, CA 91741

Custodian, Transfer Agent and Fund Accountant
State Street Bank & Trust Co., 1776 Heritage, Quincy, MA 02171

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP 345 California Street, 29th Floor, San Francisco, CA 94104

Auditor
McGladrey & Pullen, LLP, 555 Fifth Avenue, 8th Floor, New York, NY 10017

This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a current prospectus for Jurika & Voyles Fund Group. Distributor: First Fund Distributors, Inc.

Letter to Shareholders

Dear Shareholder:

This report provides a review and outlook, along with a summary of key financial and performance information, for each of the Funds of the Jurika & Voyles Fund Group for the period from July 1 to December 31, 1997.

As always, we stand ready to serve you. If you have any questions, please do not hesitate to call our Investor Center at (800) JV-INVST (800-584-6878).

Thank you for your continued support.

Very truly yours,

/s/ William K. Jurika                                     /s/ Glenn C. Voyles


William K. Jurika                                         Glenn C. Voyles
Jurika & Voyles, L.P.                                     Jurika & Voyles, L.P.

                                   PERFORMANCE
--------------------------------------------------------------------------------
                                 Mini-Cap Fund

Objective: The Jurika & Voyles Mini-Cap Fund seeks to maximize long-term capital appreciation. This is achieved by investing primarily in the common stock of quality companies with small market capitalizations that offer current value and significant growth potential. Emphasis is on companies with market capitalizations within the Russell 2000 universe, lower than average price-to-earnings (P/E) ratios and higher than average earnings growth rates and returns on equity. The Fund will build concentrated positions in sectors and industries where we see significant long-term investment opportunities.

It is important to review our investment objectives in detail. First, we search for stocks with market capitalizations within the Russell 2000. The index's current range is up to $3.4 billion. Our weighted average market capitalization, however, should remain comfortably below $1 billion. It is likely to remain near $500 million compared to the Russell's weighted average capitalization of $820 million at the end of 1997. Second, we ask our eleven-member research team to discover and to recommend the best companies in their sectors that not only meet our market capitalization criterion, but that also have forward twelve-month PEs that are no greater than that of the Russell. Third, we seek strong balance sheets. Therefore, we discard companies that have long-term debt/total capitalizations in excess of 50%, unless they generate so much cash that debt service is covered many times over. Fourth, we encourage our analysts to be relatively long-term investors, and, therefore, we use two-year price targets. We are unlikely to invest in any companies that have less than a 30% total return potential over that period. Fifty percent total return expectations are often demanded for more volatile companies in sectors such as technology or retail. Fifth, we wish to hold 60-90 positions, each being at least 1% of all equities.

Semi-Annual Review: The Mini-Cap Fund returned 10.64% during the second half of 1997 versus 11.03% for the Russell 2000 Index and 8.50% for the Lipper Small Capitalization Fund Index. The second half of 1997 proved extremely volatile for small capitalization stocks, illustrated by the performance of the Russell Index, which increased 14.9% in the third quarter, but declined 3.4% in the fourth period. During the third quarter, the Fund's performance benefited from overweightings in the energy, consumer discretionary and producer durable sectors, yet these same bets proved to be detrimental to the Fund's performance during the fourth period. In addition to the

                                   PERFORMANCE
--------------------------------------------------------------------------------
                                 Mini-Cap Fund

market's volatility, the Fund changed its manager during the last half of 1997. On October 1, 1997, the management of the Fund transitioned from Irene Hoover, CFA, to an eleven-member team of analysts led by Paul Meeks, CFA and Guy Elliffe, CFA. Please note that only the Fund's manager has changed, our investment philosophy has not.

Some of the  best  performing  stocks  during  the last  half of 1997  included:
Carbide/Graphite, which manufactures graphite electrodes that are used to conduct electricity; Carson Pirie Scott, a department store that was acquired by Proffitt's; General Cable, a manufacturer of copper wire and cable products for the communications and electrical markets; Hvide Marine, which provides marine support to the energy and chemical industries; and Steiner Leisure, which manages spas aboard cruise ships.

Fourth Quarter Review: The fourth quarter's results were due to several factors. First, the poor relative performance of inherited overweightings in the energy and producer durable sectors. In the fourth quarter, we reduced the Fund's exposure in these areas, sectors that we felt, and which proved to be, vulnerable to a downturn. Second the strong relative performance of the financial sector, a portion of the market in which we were underweighted upon the transition of the Fund. We were fortunate to increase the exposure in financials before other investors recognized its merits and drove its stocks significantly higher. Third, the underweight in utilities, a sector which features slow growth but nevertheless outperformed the index by more than 14 percentage points in the quarter as investors fled to capture its high dividend yield. Despite utilities' strong relative outperformance in the fourth quarter, you can expect the Fund to continue to be underweighted in this sector. These companies rarely have a catalyst for growth, and they may underperform significantly, as they did throughout most of 1997, when investors are focused less on safety.

Although the bet had only a minor impact on the Fund's quarterly performance compared to the overweights or underweights mentioned above, it is important to know that we increased (to an essentially equal weight in the Russell 2000 Index) the portfolio's exposure to the technology sector. This is clearly the economy's fastest-growing area, and we were able to buy several strong companies at what we believe are bargain basement prices resulting from an overreaction by investors to the "Asia flu". Most of our technology investments will not be as

                                   PERFORMANCE
--------------------------------------------------------------------------------
                                 Mini-Cap Fund

impacted by that region's crisis as much as the financial press has led you to believe. Although several of our other technology holdings do sell into the previously more-vibrant Asian markets, most of them manufacture there as well, so the negative impact of foreign currency devaluation is muted. Also, please note that the bulk of our companies' shipments to Asia are exported elsewhere, so, again, the low cost of labor may ultimately be an advantage. Some of our recent technology additions to the Fund are Peak International, a semiconductor packaging company; Dataworks, an enterprise resource planning software firm whose stock has appreciated over 50% since we purchased it a few weeks ago; and Symantec, with its leading Norton Utilities and Norton Anti-Virus brands, the number two retail software company behind Microsoft.

Outlook for Small-Capitalization Stocks: Our outlook for 1998 is bright. After several years of underperforming their larger-capitalization brethren, it is likely that small-capitalization stocks will outperform this year. Any reasonable forecast is for the earnings of smaller companies to grow at a rate significantly faster than that of the blue chips. A central reason for this is that the typical small-capitalization firm is far less dependent on the troubled Asian region than the average large-capitalization organization. We will continue to carefully monitor the geographic exposures of the domestic companies owned in the Fund. It is also interesting to note that, despite this expected earnings growth superiority, the Russell 2000, a benchmark for smaller companies, is trading near an all-time low relative P/E versus the S&P 500, an index of large stocks. The Russell typically trades at a 15% P/E premium to the S&P. Currently, both indices have about the same P/E multiple. Last but not least, small-capitalization companies are beginning to garner the bulk of the analysts' upward earnings revisions. Partly for the reasons discussed above, analysts are lowering their earnings forecasts for many larger organizations.

As shown above, we are optimistic about the potential for smaller companies in 1998. However, as always, we continue to expect volatility in these stocks. While we are careful to recognize profits when valuations move to excessive levels, this volatility offers opportunities to find excellent businesses with strong earnings growth selling at reasonable valuations. In addition to seeking new and undiscovered stocks, we continue to seek well-managed companies that have been punished by the market after suffering minor, temporary earnings shortfalls from analyst

                                   PERFORMANCE
--------------------------------------------------------------------------------
                                 Mini-Cap Fund

expectations, while underlying business trends continue to be strong. As of February 6, 1998, our largest overweights versus the Russell 2000 are Producer Durables (6.4 percentage points overweighted), Energy (3.9) and Technology (3.0). Our most significant underweightings are Utilities (6.5), Consumer Discretionary (4.6) and Financial Services (3.3). If you have followed the Fund over the years, you will notice that these bets are less extreme than they have ever been. We feel that this is appropriate under current market conditions.

As always, thank you for your support.

                                                                         Annualized       One Year
Total Returns for Period Ending December 31, 1997                      Since Inception   Total Reurn
-------------------------------------------------                      ---------------   -----------

Jurika & Voyles Mini-Cap Fund                                               34.96%         23.86%
Lipper Analytical Services, Inc. Small Company Fund Index                   18.33%         15.05%
Russell 2000 Index                                                          20.47%         22.37%

             Jurika & Voyles    Lipper Analytical Services,
   Date       Mini-Cap Fund      Small Company Fund Index     Russell 2000 Index
   ----       -------------      ------------------------     ------------------

 09/30/94       10,000.00               10,000.00                 10,000.00
 12/31/94       10,650.00                9,985.06                  9,813.55
 03/31/95       11,832.22               10,544.98                 10,265.63
 06/30/95       14,146.57               11,521.84                 11,227.98
 09/30/95       15,509.13               12,963.02                 12,337.60
 12/31/95       16,210.44               13,142.73                 12,605.20
 03/31/96       17,690.90               13,884.39                 13,249.06
 06/30/96       19,586.73               14,985.28                 13,911.56
 09/30/96       19,948.86               15,173.84                 13,960.08
 12/31/96       21,423.65               15,029.67                 14,686.35
  3/31/97       20,270.07               13,613.33                 13,927.61
  6/30/97       23,983.50               15,936.44                 16,185.49
  9/30/97       29,319.66               18,367.76                 18,594.26
 12/31/97       26,535.65               17,292.16                 17,971.51


This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Mini-Cap Fund with a similar investment in the Lipper Small Company Fund Index and the Russell 2000 Index from the inception of the Fund on September 30, 1994 through December 31, 1997. For purposes of the graph and the Fund's Annualized Return Since Inception and One Year Total Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

Total return of the Fund reflects the fact that all fees and expenses, in excess of certain expense limits specified in the investment management agreement, have been assumed by Jurika & Voyles, L.P.

Lipper Small Company Fund Index is an unmanaged, net asset value weighted index of 30 mutual funds that invest primarily in companies with small market capitalization. Russell 2000 Index is a widely regarded small-cap index of the 2,000 smallest securities of the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. All results are historical. Past performance is no guarantee of future results.

                                   PERFORMANCE
--------------------------------------------------------------------------------
                               Value+Growth Fund

1997 Review

There were two distinctively different investment markets in the third and fourth quarters of 1997. During the third quarter, the market favored those companies with above-average earnings growth, strong balance sheets and price/earnings multiples at reasonable levels. During this period, The Value+Growth fund returned 10.14%, in line with the popular averages. The S&P 500 Stock Index and the Lipper Growth Index returned 7.49% and 10.25, respectively.

The final quarter of the year demonstrated once again how fragile investor confidence is today and how a single event can dramatically alter investor sentiment. When the Asian crisis spilled over into our markets in the fourth quarter, investors dumped stocks of companies which were deemed to have the largest exposure to that part of the world, and smaller to medium companies with historically higher degrees of earnings volatility. Capital flows favored businesses perceived to be safe and predictable. For the most part, these were the large, consumer oriented companies which dominate the S&P 500. Many of them we believe were already overpriced, sporting valuations last seen in the early 1970's. Investors traded the short-term risk of volatile earnings with the long-term risk of over-paying for an investment.

During the third quarter, favorable sector weightings and good stock picking led to strong results in the fund. Energy and technology stocks were significant drivers of performance. However, with the exposure to technology stocks and an emphasis on money-center banks in our financial sector, the Value+Growth fund experienced a very difficult fourth quarter, down 5.80% vs. a 2.87% gain for the S&P 500. The Lipper Growth Index returned 0.67% during the same period. In addition to the impact of the Southeast Asian crisis, some of the stocks, such as Aetna and The Pep Boys, suffered from company specific events that impacted the fund's performance.

1998 Outlook

We approach the coming investment environment not only with caution, but also with an opportunistic sense of excitement. A correction in the market would be a very healthy thing, in our opinion, and, for investors who are prepared and invested wisely, would present an opportunity to buy great companies at attractive prices. As such, we are maintaining a cash level of just under 10% in the portfolio.

We see a world of winners and losers,  where costs are rising,  but

                                   PERFORMANCE
--------------------------------------------------------------------------------
                               Value+Growth Fund

revenues and pricing are under pressure from slower sales and increased competition from across the Pacific. Companies that can dictate their pricing and control their costs will have a distinct advantage over those that cannot. As more and more companies come out with bad news, the broad market should begin to behave badly.

In contrast to the broad market, most of the companies in our portfolio boast higher growth rates, yet sell at lower valuation levels. We believe that, over time, our approach can produce superior returns with controlled levels of risk. This has not been the case in the past few years, as the market has been sensitive to the earnings volatility of many companies and sectors in our portfolios. Historically, it has been the case in difficult market environments, where investors become more selective about the price they pay for the growth they get.

We are maintaining overweightings in the financial services and technology sectors relative to the broad market. Our long-term outlook for technology is extremely positive, and we feel strongly about the companies we hold. We had an overweighting in health services, which has been reduced. We are watching our remaining healthcare services holdings carefully, but feel positive about their long-term potential. Finally, a few of our holdings have exposure to Asia, specifically technology and money-center banks. We feel that the market has overreacted to near-term earnings disappointments and that the stocks in the portfolio represent attractive long-term investments.

                                   PERFORMANCE
--------------------------------------------------------------------------------
                               Value+Growth Fund

                                                                         Annualized       One Year
Total Returns for Period Ending December 31, 1997                      Since Inception   Total Reurn
-------------------------------------------------                      ---------------   -----------

Jurika & Voyles Value+Growth Fund                                           23.31%         21.54%
Lipper Analytical Services, Inc. Growth Fund Index                          23.22%         28.08%
S&P 500 Index                                                               28.40%         33.39%

             Jurika & Voyles     Lipper Analytical Services, Inc.
  Date      Value+Growth Fund           Growth Fund Index          S&P 500 Index
  ----      -----------------           -----------------          -------------

09/30/94        10,000.00                   10,000.00                10,000.00
12/31/94        10,559.00                    9,888.09                 9,998.63
03/31/95        11,210.17                   10,602.78                10,972.04
06/30/95        12,843.11                   11,737.26                12,018.92
09/30/95        13,754.75                   12,802.63                12,974.34
12/31/95        13,525.34                   13,114.18                13,755.62
03/31/96        13,946.03                   13,705.17                14,493.40
06/30/96        14,398.28                   14,157.72                15,141.73
09/30/96        14,829.49                   14,560.36                15,609.82
12/31/96        16,272.06                   15,406.70                16,911.71
 3/31/97        16,389.21                   15,353.74                17,364.58
 6/30/97        19,060.22                   17,779.51                20,398.41
 9/30/97        20,993.35                   19,601.60                21,928.11
12/31/97        19,776.48                   19,732.69                22,558.52


This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Value+Growth Fund with a similar investment in the Lipper Growth Fund Index and the S&P 500 Index from the inception of the Fund on September 30, 1994 through December 31, 1997. For purposes of the graph and the Fund's Annualized Return Since Inception and One Year Total Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

Total return of the Fund reflects the fact that all fees and expenses, in excess of certain expense limits specified in the investment management agreement, have been assumed by Jurika & Voyles, L.P.

Lipper Growth Fund Index is an unmanaged, net asset value weighted index of 30 mutual funds that invest primarily in companies of all market capitalization with potential for growth. S&P 500 Index contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. All results are historical. Past performance is no guarantee of future results.

                                   PERFORMANCE
--------------------------------------------------------------------------------
                                  Balanced Fund

1997 Review

There were two distinctively different investment markets in the third and fourth quarters of 1997. During the third quarter, the market favored those companies with above-average earnings growth, strong balance sheets and price/earnings multiples at reasonable levels. During this period, The Balanced Fund returned 6.56%, in line with the popular averages. The Lipper Balanced Index returned 6.42% during the same period.

The final quarter of the year demonstrated once again how fragile investor confidence is today and how a single event can dramatically alter investor sentiment. When the Asian crisis spilled over into our markets in the fourth quarter, investors dumped stocks of companies which were deemed to have the largest exposure to that part of the world, and smaller to medium companies with historically higher degrees of earnings volatility. Capital flows favored businesses perceived to be safe and predictable. For the most part, these were the large, consumer oriented companies which dominate the S&P 500. Many of them we believe were already overpriced, sporting valuations last seen in the early 1970's. Investors traded the short-term risk of volatile earnings with the long-term risk of over-paying for an investment. In the bond market we experienced a "flight-to-quality," with money flowing into U.S. Treasuries.

During the third quarter, favorable sector weightings and good stock picking led to strong results in the equity component of the fund. Energy and technology stocks were significant drivers of performance. However, with the exposure to technology stocks and an emphasis on money-center banks in our financial sector, the Balanced fund experienced a difficult fourth quarter, down 2.89% vs. 1.43% for the Lipper Balanced Index. In addition to the impact of the Southeast Asian crisis, some of the stocks, such as Aetna and The Pep Boys, suffered from company specific events that impacted the fund's performance. Our holdings of U.S. Treasuries helped to cushion the downside during the quarter.

1998 Outlook

We approach the coming investment environment not only with caution, but also with an opportunistic sense of excitement. A correction in the market would be a very healthy thing, in our opinion, and, for investors who are prepared and invested wisely, would present an opportunity to buy great companies at attractive prices. As such, we are maintaining a cash level of

                                   PERFORMANCE
--------------------------------------------------------------------------------
                                  Balanced Fund

approximately 10% in the portfolio.

We see a world of winners and losers, where costs are rising, but revenues and pricing are under pressure from slower sales and increased competition from across the Pacific. Companies that can dictate their pricing and control their costs will have a distinct advantage over those that cannot. As more and more companies come out with bad news, the broad market should begin to behave badly.

In contrast to the broad market, most of the companies in our portfolio boast higher growth rates, yet sell at lower valuation levels. We believe that, over time, our approach can produce superior returns with controlled levels of risk. This has not been the case in the past few years, as the market has been sensitive to the earnings volatility of many companies and sectors in our portfolios. Historically, it has been the case in difficult market environments, where investors become more selective about the price they pay for the growth they get.

We are maintaining overweightings in the financial services and technology sectors relative to the broad market. Our long-term outlook for technology is extremely positive, and we feel strongly about the companies we hold. We had an overweighting in health services, which has been reduced. We are watching our remaining healthcare services holdings carefully, but feel positive about their long-term potential. Finally, a few of our holdings have exposure to Asia, specifically technology and money-center banks. We feel that the market has overreacted to near-term earnings disappointments and that the stocks in the portfolio represent attractive long-term investments.

Sentiment in the bond market has switched from fear of inflation to fear of deflation. Investors will keep a vigilant eye on the labor market, prices and economic activity. We believe that rates will likely remain below 6% for the majority of the year which should provide support to fixed income returns.

                                   PERFORMANCE
--------------------------------------------------------------------------------
                                  Balanced Fund

                                                                          Annualized       One Year
Total Returns for Period Ending December 31, 1997                      Since Inception   Total Return
-------------------------------------------------                      ---------------   ------------

Jurika & Voyles Balanced Fund                                               14.81%         16.68%
Lipper Balanced Fund Index                                                  13.00%         20.01%
60% S&P 500/40% Lehman Bros. Gov't/Corp. Bond Index                         14.33%         22.85%

                                                          60% S&P 500/40%
               Jurika & Voyles     Lipper Balanced         Lehman Bros.
                Balanced Fund        Fund Index        Gov't/Corp. Bond Index
                -------------        ----------        ----------------------

09-Mar-92         10,000.00                                  10,000.00
31-Mar-92          9,940.00           10,000.00               9,994.00
30-Jun-92         10,162.22           10,108.00              10,267.65
30-Sep-92         10,720.09           10,459.28              10,644.35
31-Dec-92         11,546.81           10,482.22              10,948.78
31-Mar-93         12,118.07           11,020.25              11,410.36
30-Jun-93         12,332.58           11,299.05              11,544.52
30-Sep-93         13,060.30           11,665.13              11,828.48
31-Dec-93         13,512.35           12,167.90              12,001.20
31-Mar-94         13,330.45           12,493.34              11,632.53
30-Jun-94         13,215.63           11,829.82              11,635.42
30-Sep-94         13,544.18           11,978.21              12,015.50
31-Dec-94         13,215.67           12,094.04              12,011.58
31-Mar-95         14,142.31           12,077.23              12,921.56
30-Jun-95         15,573.18           12,886.46              13,917.05
30-Sep-95         16,480.13           13,819.79              14,670.15
31-Dec-95         16,573.75           14,224.80              15,407.29
31-Mar-96         17,049.65           15,165.62              15,847.53
30-Jun-96         17,528.65           15,331.39              16,311.86
30-Sep-96         17,966.57           15,139.53              16,738.79
31-Dec-96         19,139.60           16,285.84              17,742.23
31-Mar-97         19,536.18           17,350.26              18,027.28
30-Jun-97         21,580.67           17,416.62              20,101.52
30-Sep-97         22,996.70           19,783.21              21,237.20
31-Dec-97         22,331.31           19,557.86              21,795.81


This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in Jurika & Voyles Balanced Fund with a similar investment in a model index consisting of 60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Bond Index, and Lipper Balanced Fund Index from the inception of the Fund on March 9, 1992 through December 31, 1997. For purposes of the graph and the Fund's Annualized Total Return Since Inception and the One Year Total Return, it has been assumed that all recurring fees (including management fees) were deducted and all distributions were reinvested.

Total returns of the Fund reflect the fact that all fees and expenses, in excess of certain expense limits specified in the investment management agreement, have been assumed by Jurika & Voyles, L.P.

The  S&P  500  Index  is  an  unmanaged   index   containing   500   industrial,
transportation,   utility  and   financial   companies   regarded  as  generally
representative of the U.S. stock market.

The  Lehman   Brothers   Government/Corporate   Bond   Index  is  an   unmanaged
market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporate issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Lipper Balanced Fund Index is an unmanaged, net asset value weighted index of 30 largest balanced mutual funds.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. All results are historical. Past performance is no guarantee of future results.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                 Mini-Cap Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----

COMMON STOCKS
BASIC INDUSTRIES
Building Materials
 NCI Building Systems, Inc. ......................    52,500        $1,863,750
                                                                    ----------

Chemicals
 OM Group, Inc. ..................................    40,000         1,465,000
 R.P.M., Inc. ....................................    95,300         1,453,324
                                                                    ----------
                                                                     2,918,324
Iron\Steel
 Carbide Graphite Group, Inc. ....................    78,000         2,632,500
 Northwest Pipe Co. ..............................    42,500         1,020,000
 Schnitzer STL Industries, Inc. ..................    75,000         2,104,687
 Ucar International, Inc. ........................    40,000         1,597,500
                                                                    ----------
                                                                     7,354,687
                                                                    ----------

 TOTAL BASIC INDUSTRIES .......................................     12,136,761
                                                                    ----------

CONSUMER CYCLICAL
Auto Parts
 Dura Automotive Systems, Inc. ...................    58,600         1,450,350

Homebuilding
 Kaufman & Broad Home Corp. ......................   122,000         2,737,375

Retail
 Cost Plus, Inc. .................................    66,800         1,937,200
 Gymboree Corp. ..................................    30,000           821,250
 Paul Harris Stores, Inc. ........................   185,000         1,861,562
 Quiksilver, Inc. ................................    65,200         1,866,350
 St John's Knits Corp. ...........................    37,200         1,488,000
                                                                    ----------
                                                                     7,974,362
                                                                    ----------
  TOTAL CONSUMER CYCLICALS ....................................     12,162,087
                                                                    ----------
CONSUMER SERVICES
Entertainment
 GTech Holdings Corp. ............................    80,000         2,555,000
                                                                    ----------
Leisure
 Steiner Leisure, Ltd. ...........................    76,800         2,371,200

                       See Notes to Financial Statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                 Mini-Cap Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----

Leisure-Continued
 West Marine, Inc. ...............................   115,000        $2,573,125
                                                                    ----------
                                                                     4,944,325
                                                                    ----------
Restaurant
 Foodmaker, Inc. .................................   148,000         2,229,250
 O'Charley's, Inc. ...............................   110,000         1,925,000
 Showbiz Pizza Time, Inc. ........................    70,000         1,610,000
                                                                    ----------
                                                                     5,764,250
                                                                    ----------
   TOTAL CONSUMER SERVICES ....................................     13,263,575
                                                                    ----------
CONSUMER STAPLES
Cosmetics
 Helen of Troy, Ltd. .............................   166,100         2,678,363
                                                                    ----------
Food
 Authentic Specialty Foods, Inc. .................   100,000         1,362,500
 Pilgrims Pride Corp. ............................   170,000         2,645,625
                                                                    ----------
                                                                     4,008,125
                                                                    ----------
  TOTAL CONSUMER STAPLES ......................................      6,686,488
                                                                    ----------
ENERGY
Oil & Gas Services
 HVIDE Marine, Inc. ..............................    45,000         1,158,791
 Lone Star Technologies, Inc. ....................    91,000         2,582,125
 Mitcham Industries, Inc. ........................    60,000         1,095,000
 Pride International, Inc. .......................    59,000         1,489,750
 Simon Transnational Services, Inc. ..............    81,300         1,951,200
 Snyder Oil Corp. ................................   120,000         2,190,000
 Transcoastal Marine Services, Inc. ..............     5,500            78,375
 Veritas DGC, Inc. ...............................    38,100         1,504,950
                                                                    ----------
                                                                    12,050,191
                                                                    ----------
Software
Symantec Corp. ...................................   165,000         3,619,688

                       See Notes to Financial Statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                 Mini-Cap Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
Software-Continued
System Software Associates, Inc. .................   102,700          $898,625
                                                                    ----------
                                                                     4,518,313
                                                                    ----------
  TOTAL ENERGY ................................................     16,568,504
                                                                    ----------

FINANCIAL SERVICES
Banks
 MAF Bancorp, Inc. ...............................    82,500         2,918,438
 Quaker City Bancorp, Inc. .......................    80,000         1,750,000
                                                                    ----------
                                                                     4,668,438
                                                                    ----------
Miscellaneous Finance
 Capmac Holdings, Inc. ...........................    75,000         2,606,250
 Legg Mason, Inc. ................................    36,000         2,013,750
                                                                    ----------
                                                                     4,620,000
                                                                    ----------
  TOTAL FINANCIAL SERVICES ....................................      9,288,438
                                                                    ----------
HEALTHCARE PRODUCTS
Medical Products
 Atrix Laboratories, Inc. ........................   113,100         1,668,225
                                                                    ----------

HEALTHCARE SERVICES
HMO's
 Horizon Health Corp. ............................   104,000         2,418,000
 Trigon Healthcare, Inc. .........................    80,000         2,090,000
                                                                    ----------
  TOTAL HEALTHCARE SERVICES ...................................      4,508,000
                                                                    ----------
INDUSTRIAL PRODUCTS
Aerospace \ Defense
 Doncasters, PLC .................................   148,000         3,126,500
                                                                    ----------

Electronics
 Atmel Corp. .....................................    65,000         1,206,562
 General Cable Corp. .............................    65,000         2,352,188
 General Scanning, Inc. ..........................    67,700         1,167,825
 Robbins & Meyers Corp. ..........................    40,000         1,585,000
                                                                    ----------
                                                                     6,311,575
                                                                    ----------
                       See Notes to Financial Statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                 Mini-Cap Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
Machinery
 Alamo Group, Inc. ...............................    71,700        $1,554,994
 CTB International Corp. .........................   115,000         1,638,750
 Gardner Denver Machinery, Inc. ..................    72,750         1,841,484
 Hirsch International Group ......................   110,000         2,420,000
 Lancer Corp. ....................................    65,550           753,825
                                                                    ----------
                                                                     8,209,053
                                                                    ----------
Office Equipment
 Knoll, Inc. .....................................    50,000         1,606,250
                                                                    ----------
  TOTAL INDUSTRIAL PRODUCTS                                         19,253,378
                                                                    ----------
INDUSTRIAL SERVICES
Construction
 Granite Construction, Inc. ......................    68,000         1,564,000
 Willbros Group, Inc. ............................    67,100         1,006,500
                                                                    ----------
                                                                     2,570,500
                                                                    ----------
Distribution
 Pameco Corp. ....................................    60,000         1,140,000
                                                                    ----------
  TOTAL INDUSTRIAL SERVICES ...................................      3,710,500
                                                                    ----------

INSURANCE
Life Insurance
 Amerus Life Holdings, Inc.                           88,756         3,272,877
 Penncorp Financial Group, Inc. ..................    77,700         2,772,919
                                                                    ----------
                                                                     6,045,796
                                                                    ----------
Property\Casualty Insurance
 Amerin Corp. ....................................   100,000         2,800,000
 ESG RE Ltd. .....................................    73,600         1,729,600
 HCC Insurance Holdings, Inc. ....................    67,800         1,440,750
                                                                    ----------
                                                                     5,970,350
                                                                    ----------
  TOTAL INSURANCE .............................................     12,016,146
                                                                    ----------
REITS
Real Estate Investment Trusts
 American Residental Investment Trust ............   118,800         1,410,750
 Capstone Capa Corp. .............................    59,200         1,513,300

                       See Notes to Financial Statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                 Mini-Cap Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
Real Estate Investment Trusts-Continued
 Captec Net Lease Rlth, Inc. .....................    86,800        $1,491,875
 Glemboro Reality Trust, Inc. ....................    30,000           888,750
 Golf Trust America, Inc. ........................    57,000         1,653,000
                                                                    ----------
  TOTAL REITS .................................................      6,957,675
                                                                    ----------
TECHNOLOGY
Circuit Manufacturing
 Hadco Corp. .....................................    31,100         1,407,275
                                                                    ----------
Computer Hardware & Peripheral
 Zebra Technologies Corp. ........................    82,000         2,439,500
                                                                    ----------
Consumer\Commercial Software
 Dataworks Corp. .................................    93,900         1,866,263
 SPSS, Inc. ......................................    69,700         1,341,725
                                                                    ----------
                                                                     3,207,988
                                                                    ----------
Semiconductor Manufacturers
 Kulicke+Soffa Industries, Inc. ..................    62,000         1,154,750
 Peak International, Ltd. ........................   100,000         2,087,500
 PMC Sierra, Inc. ................................    56,500         1,751,500
                                                                    ----------
                                                                     4,993,750
                                                                    ----------
  TOTAL TECHNOLOGY ............................................     12,048,513
                                                                    ----------
TRANSPORTATION
Miscellaneous Transportation
 Circle International Group, Inc. ................    15,100           346,356
                                                                    ----------

Railroads
 Genesee & Wyo, Inc. .............................   125,900         2,942,913
                                                                    ----------
TOTAL TRANSPORTATION                                                 3,289,269
                                                                    ----------
TOTAL COMMON STOCKS (Cost $127,668,062)........................   $133,557,559
                                                                  ------------
                       See Notes to Financial Statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                 Mini-Cap Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
REPURCHASE AGREEMENT
 State Street Bank & Trust Co. $11,933,000 at
  5.00% (Agreement dated December 31, 1997;
  to be repurchased at $11,936,315 on
  01/02/98; collateralized by $10,475,000
  US Treasury Notes due 2/15/23)(Value
  $12,155,744) (Cost $11,933,000) .............   11,933,000       $11,933,000
                                                                  ------------
 TOTAL INVESTMENTS (Cost $139,601,062) ........................    145,490,559
                                                                  ------------
 Liabilities in Excess of Cash and Other Assets                      3,041,131
                                                                  ------------

NET ASSETS ....................................................   $142,449,428
                                                                  ============

                       See Notes to Financial Statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                Value+Growth Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
COMMON STOCKS
BASIC INDUSTRIES
Aluminum
 Reynolds Metals Co. .............................     8,000          $480,000
                                                                    ----------
Building Materials
 American Standard Co., Inc. .....................    20,800           796,900
                                                                    ----------
Chemicals
 Morton International, Inc. ......................    23,400           804,375
 OM Group, Inc. ..................................    14,750           540,218
                                                                    ----------
                                                                     1,344,593
                                                                    ----------
Iron/Steel
 Ucar International, Inc. ........................    17,700           706,894
                                                                    ----------
Paper & Pulp
 Asia Pulp & Paper Ltd. ..........................    17,000           171,063
                                                                    ----------
 TOTAL BASIC INDUSTRIES .......................................      3,499,450
                                                                    ----------
COMMUNICATIONS
Communication Equipment
 ECI Telecom Ltd. ................................    29,800           759,900
                                                                    ----------
CONSUMER CYCLICALS
Autoparts
 Pep Boys Manny, Moe & Jack ......................    31,000           740,125
                                                                    ----------
Hotel/Motel
 Hilton Hotels Corp. .............................    17,700           526,575
                                                                    ----------
Publishing
 McGraw Hill Companies, Inc. .....................     6,900           510,600
                                                                    ----------
Retail
 American Stores Co. .............................    48,300           993,168
 Circuit City Stores, Inc. .......................    14,200           504,988
 Dayton Hudson Corp. .............................     8,900           600,750
 Hannaford Brothers Co. ..........................     6,900           299,719
                                                                    ----------
                                                                     2,398,625
                                                                    ----------
                       See Notes to Financial Statements.
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                Value+Growth Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
Toys
 Mattel, Inc. ....................................    17,100          $636,975
                                                                    ----------
 TOTAL CONSUMER CYCLICALS                                            4,812,900
                                                                    ----------
CONSUMER SERVICES
Entertainment
 GTech Holdings Corp. ............................    15,800           504,613
                                                                    ----------
Leisure
 Sabre Group Holdings ............................    15,600           450,450
                                                                    ----------
TOTAL CONSUMER SERVICES .......................................        955,063
                                                                    ----------
ENERGY
Natural Gas
 K N Energy, Inc. ................................    14,100           761,400
                                                                    ----------
Oil Exploration and Production
 Vastar Resources, Inc. ..........................    18,900           675,675
                                                                    ----------
Oil & Gas Drilling
 Santa Fe International Corp. ....................    17,000           691,688
                                                                    ----------
Oil & Gas Services
 Ultramar Diamond Shamrock .......................    21,800           694,875
 Union Tex Petroleum Holdings, Inc. ..............    27,200           566,100
 Weatherford Enterra, Inc. .......................    11,150           487,812
                                                                    ----------
                                                                     1,748,787
                                                                    ----------
   TOTAL ENERGY                                                      3,877,550
                                                                    ----------
FINANCIAL SERVICES
Banks
 Chase Manhattan Corp. ...........................    11,500         1,259,250
 Citicorp ........................................    11,200         1,416,100
 First Union Corp. ...............................    17,100           876,375
 Fleet Financial Group, Inc. .....................     4,100           307,244
 Mercantile Bancorporation, Inc. .................    12,106           744,519
 Washington Mutual, Inc. .........................    17,700         1,129,481
                                                                    ----------
                                                                     5,732,969
                                                                    ----------
                       See Notes to Financial Statements.
                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                Value+Growth Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
Diversified Financial Services
 CIT Group, Inc. .................................    14,800          $477,300
                                                                    ----------
  TOTAL FINANCIAL SERVICES                                           6,210,269
                                                                    ----------
HEALTHCARE SERVICES
Drugs
 Abbott Laboratories .............................    16,300         1,068,668
 Biogen, Inc. ....................................    12,600           458,325
                                                                    ----------
                                                                     1,526,993
                                                                    ----------
HMO's
 Foundation Health Systems, Inc. .................    14,780           330,703
 Medpartners, Inc. ...............................    49,838         1,115,125
                                                                    ----------
                                                                     1,445,828
                                                                    ----------
Hospitals/Long-Term
 Tenet HealthCare Corp. ..........................    28,300           937,438
                                                                    ----------
TOTAL HEALTHCARE SERVICES .....................................      3,910,259
                                                                    ----------
INDUSTRIAL PRODUCTS
Aerospace/Defense
 Lockheed Martin Corp. ...........................    14,000         1,379,000
 Northrop Grumman Corp. ..........................     2,500           287,500
                                                                    ----------
                                                                     1,666,500
                                                                    ----------
Construction
 Fluor Corp. .....................................    10,700           399,913
                                                                    ----------
Electronics
 Atmel Corp. .....................................    19,800           367,538
 3 Com Corp. .....................................    40,750         1,423,703
                                                                    ----------
                                                                     1,791,241
                                                                    ----------

Machinery
 Briggs & Stratton, Corp. ........................     4,600           223,387
 Case Corp. ......................................     7,700           465,369
 Deere & Company .................................     9,000           524,813
                                                                    ----------
                                                                     1,213,569
                                                                    ----------
                       See Notes to Financial Statemente.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                Value+Growth Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
Manufacturing
 Eaton Corp. .....................................     6,200          $553,350
 Parker Hannafin, Corp. ..........................     2,850           130,744
                                                                    ----------
                                                                       684,094
                                                                    ----------
Office Equipment
 Xerox Corp. .....................................    20,100         1,483,630
                                                                    ----------
 TOTAL INDUSTRIAL PRODUCTS ....................................      7,238,947
                                                                    ----------
INSURANCE
Life Insurance
 AETNA Life & Casualty Co. .......................    16,900         1,192,506
 Protective Life Corp. ...........................     9,400           561,650
 Relistar Financial Corp. ........................    14,000           576,625
                                                                    ----------
                                                                     2,330,781
                                                                    ----------
Multi-Line Insurance
 Cigna Corp. .....................................     4,200           726,863
                                                                    ----------

Property\Casualty Insurance
 Amerin Corp. ....................................    15,000           420,000
 IPC Holdings Ltd. ...............................    16,100           518,219
 Travelers Property Casualty Corp. ...............    12,400           545,600
 Vesta Insurance Group, Inc. .....................     5,600           332,500
                                                                    ----------
                                                                     1,816,319
                                                                    ----------
  TOTAL INSURANCE .............................................      4,873,963
                                                                    ----------
TECHNOLOGY
Computer Hardware & Peripheral
 EMC Corp. .......................................    48,400         1,327,975
 Zebra Technologies Corp. ........................    17,300           514,675
                                                                    ----------
                                                                     1,842,650
                                                                    ----------
Computer Services
 Electronic Data Systems Corp. ...................    16,300           716,181
                                                                    ----------
Consumer\Commercial Services
 Adobe Systems, Inc. .............................    20,300           837,375

                       See Notes to Financial Statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                Value+Growth Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
Consumer\Commercial Services-Continued
 Synopsis, Inc. ..................................    13,500          $482,625
                                                                    ----------
                                                                     1,320,000
                                                                    ----------
Semiconductor Manufacturers
 LSI Logic Corp. .................................    36,000           711,000
                                                                    ----------
  TOTAL TECHNOLOGY ............................................      4,589,831
                                                                    ----------

TRANSPORTATION
Railroads
 Illinois Central Corp. ..........................    12,300           418,968
                                                                    ----------

UTILITIES
Utility Service Providers
 AES Corp. .......................................    36,700         1,711,137
                                                                    ----------
  TOTAL COMMON STOCKS (Cost $40,378,523) ......................     42,858,237
                                                                    ----------
REPURCHASE AGREEMENT
 State Street Bank & Trust Co. $3,991,000 at
  5.00% (Agreement dated December 31, 1997;
  to be repurchased at $3,991,887 on 01/02/98;
  collateralized by $3,505,000 US Treasury Notes
  due 2/15/23)(Value $4,067,387)
  (Cost $3,991,000) .............................. 3,991,000         3,991,000
                                                                    ----------
  TOTAL INVESTMENTS (Cost $44,370,103) ........................     46,849,237
                                                                    ----------
 Cash and Other Assets, Net of Liabilities ....................      1,184,887
                                                                    ----------
NET ASSETS ....................................................    $48,034,124
                                                                   ===========
                       See Notes to Financial Statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                  Balanced Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
COMMON STOCKS
BASIC INDUSTRIES
Aluminum
 Reynolds Metals Co. .............................     7,000          $420,000
                                                                    ----------
Building Materials
 American Standard Co., Inc. .....................    20,000           766,250
                                                                    ----------
Chemicals
 OM Group, Inc. ..................................    11,600           424,850
 Morton International, Inc. ......................    17,000           584,375
                                                                    ----------
                                                                     1,009,225
                                                                    ----------
Iron\Steel
 Ucar International, Inc. ........................    14,000           559,125
                                                                    ----------
Paper & Pulp
 Asia Pulp+Paper Limited .........................    20,300           204,269
                                                                    ----------
   TOTAL BASIC INDUSTRIES .....................................      2,958,869
                                                                    ----------
COMMUNICATIONS
Communication Equipment
 ECI Telecom Limited .............................    24,800           632,400
                                                                    ----------
CONSUMER SERVICES
Entertainment
 GTech Holdings Corp. ............................    12,500           399,219
                                                                    ----------
Hotel\Motel
 Hilton Hotels Corp. .............................    13,800           410,550
                                                                    ----------
Leisure
 Sabre Group Holdings ............................     6,500           187,687
                                                                    ----------
   TOTAL CONSUMER SERVICES ....................................        997,456
                                                                    ----------
CONSUMER CYCLICALS
Autoparts
 Pep Boys Manny, Moe & Jack ......................    23,600           563,450
                                                                    ----------
Publishing
 McGraw Hill Companies, Inc. .....................     6,000           444,000
                                                                    ----------
Retail
 American Stores Company .........................    42,600           875,963

                       See Notes to Financial Statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                  Balanced Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
Retail-Continued
 Circuit City Stores, Inc. .......................    12,400          $440,975
 Dayton Hudson Corp. .............................     6,400           432,000
 Hannaford Brothers Co. ..........................     5,200           225,875
                                                                    ----------
                                                                     1,974,813
                                                                    ----------
Toys
 Mattel, Inc. ....................................    12,400           461,900
                                                                    ----------
  TOTAL CONSUMER CYCLICAL .....................................      3,444,163
                                                                    ----------
ENERGY
Natural Gas
 K N Energy, Inc. ................................     9,500           513,000
                                                                    ----------
Oil
 Vastar Resources, Inc. ..........................    14,500           518,375
                                                                    ----------

Oil & Gas Drilling
 Santa Fe International Corp. ....................    13,400           545,212
                                                                    ----------

Oil & Gas Services
 Ultramar Diamond Shamrock .......................    17,600           561,000
 Union Texas Petroleum Holdings, Inc. ............    17,600           366,300
 Weatherford Enterra, Inc. .......................     7,150           312,813
                                                                    ----------
                                                                     1,240,113
                                                                    ----------
   TOTAL ENERGY ...............................................      2,816,700
                                                                    ----------
FINANCIAL SERVICES
Banks
 Chase Manhattan Corp. ...........................    10,600         1,160,700
 Citicorp ........................................    10,400         1,314,950
 First Union Corp. ...............................    13,400           686,750
 Fleet Financial Group, Inc. .....................     6,000           449,625
 Mercantile Bancorporation, Inc. .................    10,824           665,676
 Washington Mutual Inc. ..........................    15,100           963,569
                                                                    ----------
                                                                     5,241,270
                                                                    ----------

                       See Notes to Financial Statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                  Balanced Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
Diversified Financial Services
 CIT Group, Inc. .................................    15,300          $493,425
                                                                    ----------
  TOTAL FINANCIAL SERVICES ....................................      5,734,695
                                                                    ----------
HEALTHCARE SERVICES
Drugs
 Abbott Laboratories .............................    13,400           878,537
 Biogen, Inc. ....................................    10,100           367,388
                                                                    ----------
                                                                     1,245,925
                                                                    ----------
HMO's
 Foundation Health Systems, Inc. .................    12,380           277,003
 Medpartners Inc. ................................    43,800           980,025
                                                                    ----------
                                                                     1,257,028
                                                                    ----------
Hospitals\Long Term
 Tenet Healthcare Corp. ..........................    28,300           937,437
                                                                    ----------
  TOTAL HEALTHCARE SERVICES                                          3,440,390
                                                                    ----------

INDUSTRIAL PRODUCTS
Aerospace\Defense
 Lockheed Martin Corp. ...........................    13,700         1,349,450
                                                                    ----------
Construction
 Fluor Corp. .....................................     9,100           340,113
                                                                    ----------
Electronics
 Atmel Corp. .....................................    18,600           345,263
 3 Com Corp. .....................................    35,775         1,249,889
                                                                    ----------
                                                                     1,595,152
                                                                    ----------
Machinery
 Briggs + Stratton Corp. .........................     4,200           203,963
 Case Corp. ......................................     6,700           404,931
 Deere + Co. .....................................     7,900           460,669
                                                                    ----------
                                                                     1,069,563
                                                                    ----------
Manufacturing
 Eaton Corp. .....................................     4,300           383,774

                       See Notes to Financial Statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                  Balanced Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
Manufacturing-Continued
 Parker Hannafin Corp. ...........................     6,000          $275,250
                                                                    ----------
                                                                       659,024
                                                                    ----------
Office Equipment
 Xerox Corp. .....................................    15,500         1,144,093
                                                                    ----------
  TOTAL INDUSTRIAL PRODUCTS ...................................      6,157,395
                                                                    ----------

INSURANCE
Life Insurance
 Aetna, Inc. .....................................    10,800           444,825
 Protective Life Corp. ...........................     7,700           460,075
 Relistar Financial Corp. ........................    14,600         1,030,212
                                                                    ----------
                                                                     1,935,112
                                                                    ----------
Multi-Line Insurance
 Cigna Corp. .....................................     4,000           692,250
                                                                    ----------

Property\Casualty Insurance
 Amerin Corp. ....................................     8,500           238,000
 IPC Holdings, Ltd. ..............................    12,900           415,219
 Travelers Property Casualty Corp. ...............    10,800           475,200
 Vesta Insurance Group, Inc. .....................     7,250           430,469
                                                                    ----------
                                                                     1,558,888
                                                                    ----------
   TOTAL INSURANCE ............................................      4,186,250
                                                                    ----------
TECHNOLOGY
Computer Hardware & Peripheral
 EMC Corp. .......................................    34,800           954,825
 Zebra Technologies Corp. ........................    14,000           416,500
                                                                    ----------
                                                                     1,371,325
                                                                    ----------
Computer Services
 Electronic Data Systems Corp. ...................    14,400           632,700
                                                                    ----------

Consumer\Commercial Services
 Adobe Systems, Inc. .............................    17,200           709,500
 Synopsis, Inc. ..................................    10,900           389,675
                                                                    ----------
                                                                     1,099,175
                                                                    ----------
                       See Notes to Financial Statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                  Balanced Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
Semiconductor Manufacturers
 LSI Logic Corp. .................................    31,500          $622,125
                                                                    ----------
  TOTAL TECHNOLOGY ............................................      3,725,325
                                                                    ----------
TRANSPORTATION
Railroads
 Illinois Central Corp. ..........................    11,300           384,906
                                                                    ----------
UTILITIES
 Utility Service Providers AES Corp. .............    30,700         1,431,387
                                                                    ----------
TOTAL COMMON STOCKS (Cost $29,756,468) ........................     35,909,936
                                                                    ----------

                                                     Par Value
                                                     ---------
CORPORATE BONDS
Communication Equipment
 MCI Communications Corp.
  7.125%, 6/15/27 ................................  $750,000           788,640
 World Communications, Inc.
  7.550%, 9/15/01 ................................   925,000           970,168
                                                                    ----------
                                                                     1,758,808
                                                                    ----------
Entertainment
 Time Warner, Inc.
  6.850%, 1/15/26 ................................ 1,000,000         1,033,330
 Viacom International, Inc.
  10.250%, 9/15/01 ............................... 1,000,000         1,080,000
                                                                    ----------
                                                                     2,113,330
                                                                    ----------
Finance
 Paine Webber Group, Inc.
  9.250%, 12/15/01 ...............................   800,000           874,496
 Salomon, Inc.
  6.075%, 4/5/99 ................................. 1,000,000         1,000,000
                                                                    ----------
                                                                     1,874,496
                                                                    ----------
                       See Notes to Financial Statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                  Balanced Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
Food
 Coca Cola Enterprises, Inc.
  6.700%, 10/15/36 ...............................  $750,000          $778,545
                                                                    ----------
Oil & Gas Services
 Gulf CDA Res Ltd.
  9.000%, 8/15/99 ................................   500,000           519,355
 Gulf CDA Res Ltd.
  8.250%, 3/15/17 ................................   500,000           544,185
                                                                    ----------
                                                                     1,063,540
                                                                    ----------

Paper & Pulp
 Glatfelter PH, Co.
  3.875%, 7/15/07 ................................ 1,000,000         1,025,580
 Indah Kiat Paper + Pulp
  8.875%, 11/1/00 ................................ 1,000,000           920,000
                                                                    ----------
                                                                     1,945,580
                                                                    ----------

Utilities
 Arkansas Power and Light Co.
  10.000%, 2/1/20 ................................     4,000             4,228
                                                                    ----------
  TOTAL CORPORATE BONDS (Cost $9,379,065) .....................      9,538,527
                                                                    ----------
ASSET BACKED SECURITIES
 Federal National Mortgage Association
   7.100%, 4/12/06 (Cost $910,530) ............... 1,000,000           925,780
                                                                    ----------
INTEREST ONLY SECURITIES
Federal Home Loan Mortgage Corporation
  1.050%, 4/15/08 ................................ 7,088,742           127,901
  3.093%, 5/15/08 ................................ 3,122,514           147,445
  2.375%, 5/15/08 ................................ 9,183,900           445,765
  11.160%, 12/15/05 .............................. 2,754,949           492,344
  10.065%, 12/15/21 .............................. 3,551,160           961,387
  10.311%, 1/15/17 ............................... 5,849,303         1,094,417
                                                                    ----------
                                                                     3,269,259
                                                                    ----------
Federal National Mortgage Association
  3.881%, 9/25/15 ................................ 5,881,447           152,101
  3.409%, 7/25/22 ................................ 4,006,951           236,467

                       See Notes to Financial Statments.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                  Balanced Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
Federal National Mortgage Association-Continued
  11.999%, 3/25/22 .............................. $1,215,548          $346,431
  2.600%, 8/18/15 ............................... 10,192,365           255,693
  7.500%, 3/18/26 ...............................  1,172,332           329,186
                                                                    ----------
                                                                     1,319,878
                                                                    ----------
Government National Mortgage Association
  0.600%, 8/16/24 ............................... 27,328,799           375,771
 10.781%, 4/16/17 ...............................    415,933           431,011
                                                                    ----------
                                                                       806,782
                                                                    ----------
   TOTAL INTEREST ONLY SECURITIES (Cost $5,171,311) ...........      5,395,919
                                                                    ----------
U.S. TREASURY OBLIGATIONS
U.S. Treasury Bills
 5.230%, 1/22/98 ................................. 2,000,000         1,993,898
                                                                    ----------
U.S. Treasury Bonds
 7.500%, 11/15/16 ................................ 1,700,000         1,985,515
                                                                    ----------
U.S. Treasury Notes
 7.500%, 2/15/05 .................................   750,000           824,295
 6.250%, 8/31/00 ................................. 2,000,000         2,027,120
 8.000%, 5/15/01 ................................. 3,000,000         3,205,650
                                                                    ----------
                                                                     6,057,065
                                                                    ----------

U.S. Treasury STRIP
 0.010%, 11/15/09 ................................ 1,400,000           698,852
                                                                    ----------
  TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,448,756)                10,735,330
                                                                    ----------
                       See Notes to Financial Statements.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997
                                   (Unaudited)
--------------------------------------------------------------------------------
                                  Balanced Fund
                                                     Number of
                Description                           Shares          Value
-------------------------------------------------     ------          -----
REPURCHASE AGREEMENT
 State Street Bank & Trust Co. $7,574,000 at
  5.00% (Agreement dated December 31, 1997;
  to be repurchased at $7,576,104 on 01/02/98;
  collateralized by $6,650,000 U.S. Treasury
  Notes due 02/15/23)(Value $7,717,012)
  (Cost $7,574,000) ..............................$7,574,000        $7,574,000
 TOTAL INVESTMENTS (Cost $63,240,138) .........................     70,079,492
 Cash and Other Assets, Net of Liabilities ....................        604,957
TOTAL NET ASSETS                                                   $70,684,449

                       See Notes to Financial Statements.

                           Jurika & Voyles Fund Group
                      Statements of Assets and Liabilities
                                December 31, 1997
                                   (Unaudited)

----------------------------------------------------------------------------------------------

                                                  Mini-Cap        Value+          Balanced
                                                   Fund         Growth Fund         Fund
                                                   ----         -----------         ----
ASSETS
Investments in securities at market value
   (cost of $139,601,062, $44,369,523,
   63,240,138)                                $ 145,490,559    $  46,849,237    $  70,079,492
Cash                                                    687              581              954
Receivables:
   Investment securities sold                       658,378          179,460              505
   Income receivable                                 49,428           24,300          470,940
   Fund shares sold                               1,133,381        1,055,296          240,182
Deferred organization costs                          16,223           16,223            4,781
                                              -------------    -------------    -------------
     Total assets                               147,348,656       48,125,097       70,796,854
                                              -------------    -------------    -------------
LIABILITIES
Payables:
   Investment securities purchased                3,020,562
   Capital gains and dividends                    1,362,668           19,537           42,354
   Fund shares repurchased                          460,677              176
   Accrued expenses                                  55,321           71,436           69,875
                                              -------------    -------------    -------------
     Total liabilities                            4,899,228           90,973          112,405
                                              -------------    -------------    -------------
NET ASSETS                                    $ 142,449,428    $  48,034,124    $  70,684,449
                                              =============    =============    =============


COMPOSITION OF NET ASSETS
   Paid-in capital                            $ 132,208,497    $  45,197,306    $  62,944,187
   Accumulated undistributed net investment
     (loss)                                        (762,101)         (60,769)          (5,076)
   Accumulated net realized gain                  5,113,535          417,872          905,984
   Net unrealized appreciation                    5,889,497        2,479,715        6,839,354
                                              -------------    -------------    -------------
NET ASSETS                                    $ 142,449,428    $  48,034,124    $  70,684,449
                                              =============    =============    =============


 Number of shares, $0.01 par value, issued
  and outstanding (unlimited shares
  authorized)                                     7,436,085        3,188,104        4,780,875
                                              -------------    -------------    -------------
NET ASSET VALUE PER SHARE                     $       19.16    $       15.07    $       14.78
                                              =============    =============    =============

                       See Notes to Financial Statements.

                           Jurika & Voyles Fund Group
                            Statements of Operations
                       Six-Months Ended December 31, 1997
                                   (Unaudited)

                                                    Mini-Cap        Value+        Balanced
                                                      Fund        Growth Fund       Fund
                                                      ----        -----------       ----
INVESTMENT INCOME
Income
   Dividend income                               $    200,719    $    251,489    $    378,402
   Interest income                                    508,854          54,405         633,629
                                                 ------------    ------------    ------------
        Total income                                  709,573         305,894       1,012,031
                                                 ------------    ------------    ------------
Expenses (Note 3)
   Investment advisory fees                           768,190         126,898         262,550
   Custodian fees                                      49,402          21,201          30,750
   Transfer agent fees                                 34,167          18,148          28,734
   Legal fees                                          12,098           2,579           6,050
   Administration fees                                 35,243          25,206          26,975
   Audit fees                                           6,539           2,761           4,537
   Shareholder reporting fees                           9,703           2,421           5,642
   Registration fees                                   11,994           5,042           5,247
   Trustees fees                                        8,319           7,058           7,194
   Amortization of deferred organization costs          4,722           4,721           1,279
   Shareholder service fees                           192,047          37,323          63,936
   Miscellaneous fees                                   4,537           1,022           3,529
                                                 ------------    ------------    ------------
     Total expenses                                 1,136,961         254,380         446,423
     Less/Add: expense (reimbursement)
      recoupment                                       13,306         (67,766)        (83,174)
     Add: credit line commitment fees                   3,025             504           1,512
                                                 ------------    ------------    ------------
     Net expenses                                   1,153,292         187,118         364,761
                                                 ------------    ------------    ------------
Net investment income (loss)                     $   (443,719)   $    118,776    $    647,270
                                                 ------------    ------------    ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net realized gain on investments                 $ 26,215,823    $  1,793,641    $  2,991,773
Change in net unrealized (depreciation) on
 investments                                      (13,188,061)     (1,497,030)     (1,747,835)
                                                 ------------    ------------    ------------
Net gain on investments                            13,027,762         296,611       1,243,938
                                                 ------------    ------------    ------------
Net increase in net assets resulting from
 operations                                      $ 12,584,043    $    415,387    $  1,891,208
                                                 ============    ============    ============

                       See Notes to Financial Statements.

                           Jurika & Voyles Fund Group
                      Statements of Changes in Net Assets

                                                                Mini-Cap Fund
                                                        -----------------------------
                                                               For the periods
                                                        -----------------------------
                                                          07/01/97           07/01/96
                                                         to 12/31/97        to 6/30/97
                                                         -----------        ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net investment (loss)                              $    (443,719)   $     (90,775)
    Net realized gain on investments                      26,215,823        9,560,902
    Change in net unrealized appreciation
     (depreciation) on investments                       (13,188,061)      12,401,072
                                                       -------------    -------------
    Net increase in net assets from operations            12,584,043       21,871,199
                                                       -------------    -------------
Distributions to shareholders:
    From net investment income                                --               --
    From net realized gains                              (30,810,487)      (3,190,683)
                                                       -------------    -------------
    Total distributions                                  (30,810,487)      (3,190,683)
                                                       -------------    -------------

Fund share transactions:
    Proceeds from shares sold                             55,829,346       79,855,448
    Net asset value of shares issued
     on reinvestment of distributions                     28,751,559        2,999,212
    Cost of shares redeemed                              (46,957,581)     (71,179,955)
                                                       -------------    -------------
Net increase from Fund share transactions                 37,623,324       11,674,705
Net increase in net assets                                19,396,880       30,355,221
                                                       -------------    -------------
NET ASSETS
Beginning of year                                        123,052,548       92,697,327
                                                       -------------    -------------
End of year                                            $ 142,449,428    $ 123,052,548
                                                       =============    =============

CHANGE IN SHARES
Shares sold                                                2,383,609        4,230,103
Shares issued on reinvestment of distributions             1,439,106          161,334
Shares redeemed                                           (2,022,453)      (3,797,059)
                                                       -------------    -------------
Net increase                                               1,800,262          594,378
                                                       =============    =============

                       See Notes to Financial Statements.

                           Jurika & Voyles Fund Group
                      Statements of Changes in Net Assets

                                                                      Value+Growth Fund
                                                               ------------------------------
                                                                       For the periods
                                                               ------------------------------
                                                                 07/01/97          07/01/96
                                                                to 12/31/97       to 6/30/97
                                                                -----------       ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income                                    $    118,776      $     90,334
     Net realized gain on investments                            1,793,641         3,138,603
     Change in net unrealized appreciation
       (depreciation) on investments                            (1,497,030)        2,300,581
                                                              ------------      ------------
     Net increase in net assets from operations                    415,387         5,529,518
                                                              ------------      ------------

Distributions to shareholders:
     From net investment income                                   (120,896)          (90,334)
     From net realized gains                                    (3,451,349)       (1,724,310)
                                                              ------------      ------------
     Total distributions                                        (3,572,245)       (1,814,644)
                                                              ------------      ------------
Fund share transactions:
     Proceeds from shares sold                                  28,127,408        11,214,419
     Net asset value of shares issued
        on reinvestment of distributions                         3,471,765         1,766,339
     Cost of shares redeemed                                    (4,402,038)      (13,957,484)
                                                              ------------      ------------
     Net increase (decrease) from Fund share transactions       27,197,135          (976,726)
                                                              ------------      ------------

Net increase in net assets                                      24,040,277         2,738,148

NET ASSETS
Beginning of year                                               23,993,847        21,255,699
                                                              ------------      ------------
End of year                                                   $ 48,034,124      $ 23,993,847
                                                              ============      ============


CHANGE IN SHARES
Shares sold                                                      1,770,031           800,854
Shares issued on reinvestment of distributions                     222,230           128,814
Shares redeemed                                                   (279,204)       (1,006,898)
                                                              ------------      ------------
Net increase (decrease)                                          1,713,057           (77,230)
                                                              ============      ============

                       See Notes to Financial Statements.

                           Jurika & Voyles Fund Group
                      Statements of Changes in Net Assets

                                                                 Balanced Fund
                                                          ----------------------------
                                                                For the periods
                                                          ----------------------------
                                                           07/01/97         07/01/96
                                                          to 12/31/97       to 6/30/97
                                                          -----------       ----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income                              $    647,270      $  1,409,187
     Net realized gain on investments                      2,991,773         5,924,699
     Change in net unrealized appreciation
      (depreciation) on investments                       (1,747,835)        4,204,111
                                                        ------------      ------------
     Net increase in net assets from operations            1,891,208        11,537,997
                                                        ------------      ------------

Distributions to shareholders:
     From net investment income                             (705,068)       (1,356,465)
     From net realized gains                              (6,870,710)       (4,582,193)
                                                        ------------      ------------
     Total distributions                                  (7,575,778)       (5,938,658)
                                                        ------------      ------------

Fund share transactions:
     Proceeds from shares sold                            10,377,866        13,993,658
     Net asset value of shares issued
       on reinvestment of distributions                    7,422,474         5,763,051
     Cost of shares redeemed                              (4,829,462)       (8,937,283)
                                                        ------------      ------------
     Net increase from Fund share transactions            12,970,878        10,819,426
                                                        ------------      ------------

Net increase in net assets                                 7,286,308        16,418,765
NET ASSETS
Beginning of year                                         63,398,141        46,979,376
                                                        ------------      ------------
End of year                                             $ 70,684,449      $ 63,398,141
                                                        ============      ============


CHANGE IN SHARES
Shares sold                                                  659,818           944,650
Shares issued on reinvestment of distributions               483,938           397,810
Shares redeemed                                             (308,081)         (596,248)
                                                        ------------      ------------
Net increase                                                 835,675           746,212

                                                        ============      ============

                       See Notes to Financial Statements.

Financial Highlights

For a share outstanding throughout the period.

                                                                           Balanced Fund
                                                -----------------------------------------------------------------
                                                                          For the periods
                                                -----------------------------------------------------------------
                                                  07/01/97           07/01/96        07/01/95         10/01/94
                                                     to                 to              to               to
                                                  12/31/97           06/30/97        06/30/96         06/30/95
                                               -------------      -------------    -------------    -------------
Net asset value, beginning of period           $       16.07      $       14.69    $       13.96    $       12.41
                                               -------------      -------------    -------------    -------------
Income from investment operations
Net investment income                                   0.16               0.38             0.43             0.24
Net realized and unrealized gain on
   investments                                          0.39               2.78             1.27             1.59
                                               -------------      -------------    -------------    -------------
Total from investment operations                        0.55               3.16             1.70             1.83
                                               -------------      -------------    -------------    -------------
Less distributions
From net investment income                             (0.17)             (0.37)           (0.43)           (0.24)
From net realized gains                                (1.67)             (1.41)           (0.54)           (0.04)
                                               -------------      -------------    -------------    -------------
Total distributions                                    (1.84)             (1.78)           (0.97)           (0.28)
                                               -------------      -------------    -------------    -------------
Net asset value, end of period                 $       14.78      $       16.07    $       14.69    $       13.96
                                               =============      =============    =============    =============
Total return                                            3.48%**           23.12%           12.56%           14.98%**
                                               =============      =============    =============    =============
Net assets at end of period (in 000's)         $      70,684      $      63,398    $      46,979    $      38,836
                                               =============      =============    =============    =============
Ratio of expenses to average net assets
 (net of expense reimbursements)(1)                     1.07%*             1.26%            1.35%            1.33%*
                                               =============      =============    =============    =============
Ratio of net investment income to average
  net assets                                            1.90%*             2.62%            2.98%            2.51%*
                                               =============      =============    =============    =============
Portfolio turnover rate                                30.89%             91.90%           69.11%           54.02%
                                               =============      =============    =============    =============

*    Annualized

**   Not Annualized

+    The Jurika & Voyles  Balanced Fund commenced  operations on March 9, 1992.

(1) The ratios of expenses to average net assets before expense reimbursements was 1.31%, 1.49%, and 1.42% for the Balanced Fund for the periods ended June 30, 1997, 1996, and 1995, respectively. For the period from July 1, 1997 to December 31, 1997, the annualized ratio of expenses to average net assets was 1.31% for the Balanced Fund.

                       See Notes to Financial Statements.

                                                                     Balanced Fund
                                                     --------------------------------------------
                                                                    For the periods
                                                     --------------------------------------------
                                                     11/01/93            11/01/92        03/09/92+
                                                        to                  to              to
                                                     09/30/94            10/31/93        10/31/92
                                                     --------            --------        --------
Net asset value, beginning of period               $       12.82      $       10.84    $      10.00
                                                   -------------      -------------    ------------
Income from investment operations
Net investment income                                       0.16               0.16            0.11
Net realized and unrealized gain on investments             0.05               1.98            0.83
                                                   -------------      -------------    ------------
Total from investment operations                            0.21               2.14            0.94
                                                   -------------      -------------    ------------
Less distributions
From net investment income                                 (0.18)             (0.16)          (0.10)
From net realized gains                                    (0.44)               --              --
                                                   -------------      -------------    ------------
Total distributions                                        (0.62)             (0.16)          (0.10)
                                                   -------------      -------------    ------------
Net asset value, end of period                     $       12.41      $       12.82    $      10.84
                                                   =============      =============    ============
Total return                                                3.66%**           19.83%          14.67%**
                                                   =============      =============    ============
Net assets at end of period (in 000's)             $      34,659      $      20,931    $      6,008
                                                   =============      =============    ============
Ratio of expenses to average net assets
  (net of expense reimbursements)                           1.63%*             1.47%           1.50%*
                                                   =============      =============    ============
Ratio of net investment income to average
  net assets                                                1.77%*             1.51%           1.93%*
                                                   =============      =============    ============
Portfolio turnover rate                                    60.90%             44.12%          20.00%
                                                   =============      =============    ============

*    Annualized

**   Not Annualized

+    The Jurika & Voyles Balanced Fund commenced operations on March 9, 1992.

                       See Notes to Financial Statements.

                                                                                     Mini-Cap Fund
                                                                  -------------------------------------------------
                                                                                   For the periods
                                                                  -------------------------------------------------
                                                                  07/01/97     07/01/96     07/01/95      09/30/94+
                                                                     to           to           to            to
                                                                  12/31/97     06/30/97     06/30/96      06/30/95
                                                                  --------     --------     --------      --------
Net asset value, beginning of period                             $  21.83     $  18.39       $ 14.12       $ 10.00
                                                                 --------     --------       -------       -------
Income from investment operations
Net investment income (loss)                                       (0.08)       (0.01)        (0.02)          0.01
Net realized and unrealized gain on
  investments                                                        2.36         4.04          5.25          4.13
                                                                 --------     --------       -------       -------
Total from investment operations                                     2.28         4.03          5.23          4.14
                                                                 --------     --------       -------       -------
Less distributions
From net investment income                                            --           --            --         (0.02)
From net realized gains                                            (4.96)       (0.59)        (0.96)           --
                                                                 --------     --------       -------       -------
Total distributions                                                (4.96)       (0.59)        (0.96)        (0.02)
                                                                 --------     --------       -------       -------
Net asset value, end of period                                   $ $19.16     $ $21.83       $ 18.39       $ 14.12
                                                                 ========     ========       =======       =======
Total return                                                        10.64%**     22.45%        38.46%        41.47%**
                                                                 ========     ========       =======       =======
Net assets at end of period (in 000's)                           $142,449     $123,053       $92,697       $10,397
                                                                 ========     ========       =======       =======
Ratio of expenses to average net assets (net of expense
   reimbursements)(1)                                                1.50%*       1.50%         1.50%        1.50%*
                                                                 ========     ========       =======       =======

Ratio of net investment income (loss) to                            (0.58%)*     (0.08%)       (0.35%)        0.04%*
  average net assets                                             ========     ========       =======       =======
Portfolio turnover rate                                            104.41%      304.88%       214.71%       102.85%
                                                                 ========     ========       =======       =======

*    Annualized

**   Not annualized

+    Fund commenced operations on September 30, 1994.

(1) The ratios of expenses to average net assets before expense reimbursements and recoupments were 1.39%, 1.74%, and 4.99% for the Mini-Cap Fund for the periods ended June 30, 1997, 1996, and 1995, respectively. For the period from July 1, 1997 to December 31, 1997, the annualized ratio of expenses to average net assets before expense recoupments was 1.48% for the Mini-Cap Fund.

                       See Notes to Financial Statements.

                                                                   Value+Growth Fund
                                            ------------------------------------------------------------------
                                                                     For the periods
                                            ------------------------------------------------------------------
                                                07/01/97           07/01/96         07/01/95         09/30/94+
                                                   to                 to               to               to
                                                12/31/97           06/30/97         06/30/96         06/30/95
                                                --------           --------        --------          --------
Net asset value, beginning of period         $       16.27      $       13.69    $       12.82    $       10.00
                                             -------------      -------------    -------------    -------------
Income from investment operations
Net investment income (loss)                         (0.05)              0.10             0.11             0.05
Net realized and unrealized gain on
  investments                                         0.70               4.03             1.40             2.79
                                             -------------      -------------    -------------    -------------
Total from investment operations                      0.65               4.13             1.51             2.84
                                             -------------      -------------    -------------    -------------

Less distributions
From net investment income                           (0.04)             (0.10)           (0.13)           (0.02)
From net realized gains                              (1.81)             (1.45)           (0.51)
                                             -------------      -------------    -------------    -------------
Total distributions                                  (1.85)             (1.55)           (0.64)           (0.02)
                                             -------------      -------------    -------------    -------------
Net asset value, end of period               $       15.07      $       16.27    $       13.69    $       12.82
                                             =============      =============    =============    =============
Total return                                          3.76%**           32.38%           12.11%           28.43%**
                                             =============      =============    =============    =============
Net assets at end of period (in 000's)       $      48,034      $      23,994    $      21,256    $      12,989
                                             =============      =============    =============    =============
Ratio of expenses to average net assets
   (net of expense reimbursements)(1)                 1.25%*             1.26%            1.35%            1.35%*
                                             =============      =============    =============    =============
Ratio of net investment income (loss) to
   average net assets                                 0.80%*             0.45%            0.78%            1.18%*
                                             =============      =============    =============    =============
Portfolio turnover rate                              36.18%            160.13%          101.05%           31.64%
                                             =============      =============    =============    =============

*    Annualized

**   Not annualized

+    Fund commenced operations on September 30, 1994.

(1) The ratios of expenses to average net assets before expense reimbursements were 2.11%, 2.12%, and 5.21% for the Value+Growth Fund for the periods ended June 30, 1997, 1996, and 1995, respectively. For the period from July 1, 1997 to December 31, 1997, the annualized ratio of expenses to average net assets before expense reimbursements was 1.70% for the Value+Growth Fund.
                       See Notes to Financial Statements.

Notes to Financial Statements

1. Organization

Jurika & Voyles Fund Group (the "Trust") was organized as a Delaware business trust on July 11, 1994 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Trust consists of three separate diversified series: Jurika & Voyles Mini-Cap Fund, Jurika & Voyles Value+Growth Fund, and Jurika & Voyles Balanced Fund (each a "Fund" and collectively the "Funds").

The investment objectives of the Funds are as follows:

The Mini-Cap Fund seeks to maximize long-term capital appreciation. This Fund invests primarily in the common stock of quality companies having small market capitalizations that offer current value and significant future growth potential.

The Value+Growth Fund seeks long-term capital appreciation. This Fund invests primarily in the common stock of quality companies of all market capitalizations that offer current value and significant future growth potential.

The Balanced Fund seeks to provide investors with a balance of long-term capital appreciation and current income. This Fund invests primarily in a diversified portfolio that combines stocks, bonds and cash-equivalent securities.

On September 30, 1994, shareholders of the Jurika & Voyles Balanced Fund (the "Balanced Fund"), formerly a portfolio of the Advisors' Inner Circle Fund (the "Old Fund"), exchanged 2,793,608 shares of the Old Fund (valued at $34,658,609, including unrealized gains of $1,199,928) for 2,793,608 shares of the Balanced Fund in a tax-free exchange. All of the assets of the Old Fund were transferred to the Balanced Fund at net asset value. The Financial Highlights for periods prior to October 1, 1994 include results of the Old Fund.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds.

            Security Valuation Portfolio securities that are listed or admitted to trading on a U.S. exchange are valued at the last sales price on the principal exchange on which the security is traded or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities admitted to trading on the NASDAQ National Market System and securities traded only in the U.S. over-the-counter market are valued at the last sale price or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that amortized cost does not represent fair value. Cash and receivables are valued at their face amounts.

Federal Income Taxes Each Fund intends to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required.

Security Transactions and Related Income Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

Realized gains and losses on securities sold are determined under the identified cost method.

It is the Trust's policy to take possession of securities as collateral under repurchase agreement and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements.

Deferred Organization Costs Organization costs are amortized on a straight line basis over a period of sixty months commencing with the Funds' operations.

Distributions Distributions to shareholders are recorded on the ex-dividend date.

Accounting Estimates The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Transactions in Shares of Beneficial Interest

The Funds currently offer only one class of shares of beneficial interest, Class J shares. From December 31, 1996 to June 6, 1997 the Funds offered a second class of shares, Class K shares, which were substantially identical to Class J shares. On June 6, 1997, all previously existing Class K shares of each Fund were converted at net asset value into Class J shares of an equivalent value. Included in the statement of changes in net assets under the captions "Fund share transactions" and "Change in shares" are transactions in shares of beneficial interest for Class K as follows. There were no Class K shares outstanding as of June 30, 1996 or 1997.

Mini-Cap Fund                                            Shares   Amount
-------------                                            ------   ------
Period from December 31, 1996 to June 6, 1997
Class K shares:
 Shares sold                                              4,472   $86,550
 Shares issued on reinvestment of distributions             --        --
 Shares redeemed                                        (4,472)  (89,700)
                                                        ------   -------
 Net decrease                                               --   $(3,150)
                                                        ======   =======


Value+Growth Fund
-----------------
Period from December 31, 1996 to June 6, 1997
Class K shares:
 Shares sold                                                 83    $1,150
 Shares issued on reinvestment of distributions              --        --
 Shares redeemed                                            (83)   (1,173)
                                                           ----    ------
 Net decrease                                                --    $  (23)
                                                           ====    ======

Balanced Fund                                             Shares   Amount
-------------                                             ------   -----
Period from December 31, 1996 to June 6, 1997
Class K shares:
 Shares sold                                                  79   $1,150
 Shares issued on reinvestment of distributions                1        8
 Shares redeemed                                             (80)  (1,193)
                                                            ----   ------
 Net decrease                                                      $  (35)
                                                            ====   ======

4. Management Fees and Transaction with Affiliates

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with Jurika & Voyles, L.P., formerly known as Jurika & Voyles, Inc., (the "Adviser"). Under the terms of the Agreement, the Trust will pay a fee equal to the following rates of average daily net assets: 0.85% for the Value+Growth Fund, 0.70% for the Balanced Fund, and 1.00% for the Mini-Cap Fund. The Adviser has voluntarily agreed to the expense limitation described herein for an indefinite period of time, by waiving all or a portion of its fees (and reimbursing the Funds' expenses) so that the ratio of expenses to average net assets will not exceed 1.25% for the Value+Growth Fund, 0.95% for the Balanced Fund, and 1.50% for Mini-Cap Fund. Prior to September 9, 1997, the expense limitation for the Balanced Fund was 1.25%. In subsequent years, overall operating expenses of each Fund will not fall below the applicable expense limitations until the Adviser has been fully reimbursed for fees foregone or expenses paid by the Adviser under this agreement, as each Fund will reimburse the Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation. The agreement permits such reimbursement to the Adviser within a three year period following the year in which the Adviser waived fees or reimbursed expenses of the Fund. Fee waivers and expense reimbursements are voluntary and may be terminated at any time. Unreimbursed expenses at December 31, 1997 amounted to $50,163, $469,893 and $195,062, for the Mini-Cap, Value+Growth and Balanced Funds, respectively.

Pursuant to a Shareholder Services Plan, effective June 9, 1997, the Fund pays to the Adviser a shareholder service fee not to exceed 0.25% of the Fund's average daily net assets.

The Trust, on behalf of the Funds, entered into an Administration Agreement with Investment Company Administration Corporation (the "Administrator"). Under the terms of the Agreement, the Trust will pay an annual fee, payable monthly and computed based on the value of the total average net assets of the Trust at an annual rate of 0.10% of the first $100 million of such net assets, 0.05% of next $150 million, 0.03% of next $250 million and 0.01% thereafter, subject to a minimum fee of $50,000 per annum per Fund and $12,000 for each additional class of shares.

Each unaffiliated Trustee is compensated by the Trust at $5,000 per year plus an attendance fee of $500 for each Trustees' meeting attended.

5. Purchases and Sales of Securities

The cost of security purchases and the proceeds from security sales, other than short-term investments for the six-month period ended December 31, 1997, are as follows:


 Funds                                              Purchases      Sales
 -----                                              ---------      -----
 Mini-Cap Fund                                    $146,411,640  $137,515,391
 Value+Growth Fund                                  30,787,439    9,846,411
 Balanced Fund                                      24,712,991   18,146,816

The total cost of securities and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds at December 31, 1997, based on cost for federal income tax purposes, are as follows:

                                          Gross         Gross          Net
                              Total     Unrealized    Unrealized    Unrealized
 Funds                      Tax Cost   Appreciation  Depreciation  Appreciation
 -----                      --------   ------------  ------------  ------------


 Mini-Cap Fund            $139,601,062   $14,481,823  $(8,592,326)   $5,889,497
 Value+Growth Fund          44,369,523     3,709,173   (1,229,458)    2,479,715
 Balanced Fund              63,240,139     8,547,416   (1,708,062)    6,839,354

 6. Line of Credit

      The Trust has a $10 million unsecured line of credit with its custodian bank. The interest rate charged on borrowings is the Overnight Federal Funds rate, plus 0.50%. Each Fund pays its pro rata share of a commitment fee of 0.10% of the unused portion of the commitment. There were no borrowings under this commitment for the six-month period ended December 31, 1997.

Jurika & Voyles Fund Group

Jurika & Voyles Fund Group
1999 Harrison Street, Suite 700
Oakland, California 94612-3517
(800) JV-INVST
(800) 58-46878